UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2018

The McClatchy Company

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9824	52-2080478
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Q Street
Sacramento, CA 95816

(Address of principal executive offices, including zip code)

(916) 321-1844

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On December 17, 2018 The McClatchy Company (the “Company” or “McClatchy”) provided the below update for its expectations of certain financial metrics for the second half of 2018 and the quarter ending December 30, 2018.

Second Half of 2018 Revenue and Expense Outlook

•	Advertising: The Company expects there will be favorable year-over-year comparable trends in the fourth quarter of 2018; political revenue from the midterm elections, among other areas of digital advertising, are expected to improve second half of 2018 advertising revenue trends in comparison to first half of 2018 performance.

•	Audience: The Company expects the improved year-over-year trends seen in the third quarter of 2018 to continue in the fourth quarter of 2018 driven by sequential growth in digital subscriptions, tighter paywalls and pricing actions. Second half of 2018 audience revenues are expected to be down in the low single-digit range, an improvement over the first half of 2018.

•	Total Revenue: The Company expects total revenue trends to improve in the fourth quarter of 2018, driving second half of 2018 results to be ahead of first half of 2018 trends.

•	Operating Expenses: The Company expects cost-reduction efforts put in place in the third quarter of 2018 will take effect in the fourth quarter of 2018, which will improve expense declines in comparison to the third quarter of 2018. Operating expenses for the second half of 2018 are expected to decline in the low to mid-single digit range, when excluding real estate activity.

Fourth Quarter 2018 Adjusted EBITDA Outlook

•	Fourth quarter 2018 Adjusted EBITDA, excluding real estate gains, is expected to be in the range of 8% to 12% less than that of the fourth quarter of 2017, driven by improved revenue trends and additional expense controls mentioned above. This represents a strong improvement over the third quarter of 2018 and 2018 year-to-date results.

•	Fourth quarter 2018 Adjusted EBITDA, with the impact of real property sales included, is expected to be in the range of 22% to 27% less than that of the fourth quarter of 2017. Real estate gains of $14.3 million were recorded in the fourth quarter of 2017; Q4 2018 real estate sales are expected to have nominal book gains.

For fiscal year 2018, real property sales are expected to exceed Wall Street guidance. By year-end, the Company expects to have sold real property in the Tacoma, Washington area; Lexington, Kentucky; Columbia, South Carolina; and other markets for gross proceeds of approximately $27.8 million and after-tax proceeds of approximately $22.2 million – all of which were or are expected to be used to reduce debt.

The information furnished on this Form 8-K, including the exhibit attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Non-GAAP Operating Performance Measures

In addition to the results reported in accordance with accounting principles generally accepted in the United States (“GAAP”) included in this Current Report, the Company has presented non-GAAP operating performance measures such as adjusted EBITDA. Adjusted EBITDA is defined as net income (loss) plus interest, taxes, depreciation and amortization, non-operating income and expenses, severance charges associated with changes in our operations, equity income (loss) in unconsolidated companies, net, non-cash stock compensation expense, non-cash and non-operating pension costs, and certain other charges. Management believes these non-GAAP measures, when read in conjunction with the Company’s GAAP financials, including the corresponding GAAP measures, provide useful information to investors by offering supplemental information that enables investors to:

•	make more meaningful period-to-period comparisons of the Company’s ongoing operating results. Management believes variances in the excluded line items are not reflective of the underlying business operations of the Company or trends in the Company’s markets or industry;

•	better identify trends in the Company’s underlying business;

•	better understand how management plans and measures the Company’s underlying business;

•	more easily compare operating results to those of the Company’s peers; and

•	more directly compare the Company’s operating results against investor and analyst financial models.

These non-GAAP operating performance measures should not be considered a substitute or an alternative to these computations calculated in accordance with and required by GAAP. Also, McClatchy’s non-GAAP operating performance measures may not be comparable to similarly titled measures presented by other companies.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Litigation Reform Act of 1995, as amended, including statements relating to our future financial performance, business, strategies and operations. These statements are based upon McClatchy’s current expectations and knowledge of factors impacting its business. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology. These forward-looking statements include McClatchy’s strategies for success and their effects, McClatchy’s real estate monetization efforts, management's efforts with respect to cost reduction efforts and efficiencies, cash expenses, revenues, adjusted EBITDA, debt levels, interest costs and creation of shareholder and investor value as well as future opportunities for the company and any other statements about management's future expectations, beliefs, goals, investments, plans or prospects. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. For all of those statements, McClatchy claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended.

There are a number of important risks and uncertainties that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: McClatchy may not generate cash from operations, or otherwise, necessary to reduce debt; McClatchy may not be successful in reducing debt whether through open market repurchase programs or other negotiated transactions; sales of real estate properties may not close as anticipated or result in cash distributions in the amount or timing anticipated; McClatchy may not successfully implement audience strategies designed to increase audience revenues and may experience decreased audience volumes or subscriptions; McClatchy may experience diminished revenues from advertising; McClatchy may not achieve its expense reduction targets including efforts related to legacy expense initiatives or may do harm to its operations in attempting to achieve such targets; McClatchy's operations have been, and will likely continue to be, adversely affected by competition, including competition from internet publishing and advertising platforms; increases in the cost of newsprint; bankruptcies or financial strain of its major advertising customers; litigation or any potential litigation; geo-political uncertainties including the risk of war; changes in printing and distribution costs from anticipated levels, including changes in postal rates or agreements; changes in interest rates; changes in pension assets and liabilities; changes in factors that impact pension contribution requirements, including, without limitation, the value of the company-owned real property that McClatchy has contributed to its pension plan; increased consolidation among major retailers in McClatchy’s markets or other events depressing the level of advertising; McClatchy’s inability to negotiate and obtain favorable terms under collective bargaining agreements with unions; competitive action by other companies; and other factors, many of which are beyond McClatchy’s control; as well as the other risks detailed from time to time in the Company's publicly filed documents, including the Company's Annual Report on Form 10-K for the year ended Dec. 31, 2017 and the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, each filed with the U.S. Securities and Exchange Commission. McClatchy or its management disclaims any intention and assumes no obligation to update the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The McClatchy Company

Date: December 17, 2018	/s/ Billie McConkey
Billie McConkey, Vice President, Human Resources, General Counsel and Secretary